                            SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                    of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement.

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               Pivot Rules, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)     Title of each class of securities to which transaction applies:

                --------------------------------------------------------------

         2)     Aggregate number of securities to which transaction applies:

                --------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                --------------------------------------------------------------


         4)     Proposed maximum aggregate value of transaction:

                ---------------------------------------------------------------


         5)     Total fee paid:

                ---------------------------------------------------------------

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:

                  ------------------------------------------------------------

         3)       Filing Party:

                  -------------------------------------------------------------

         4)       Date Filed:

                  -------------------------------------------------------------

                               PIVOT RULES, INC.
                              42 WEST 39TH STREET
                            NEW YORK, NEW YORK 10018
                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 25, 1998
                          ----------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Pivot Rules, Inc. (the "Corporation") will be held at 9:30 A.M., local time, on September 25, 1998, at the Corporation's headquarters, 42 West 39th Street,
9th Floor, New York, New York 10018, for the following purposes:

1. To elect five directors of the Corporation to hold office until the next Annual Meeting of Shareholders;

2. To ratify the Pivot Rules, Inc. 1997 Stock Option Plan (the "Plan"), as amended including the increase in the number of shares of the Corporation's common stock issuable under the Plan in the aggregate from 200,000 shares to 500,000 shares and certain other amendments described in the accompanying Proxy Statement;

3. To approve an amendment to the Corporation's Restated Certificate of Incorporation to change the name of the Corporation from "Pivot Rules, Inc." to "Bluefly, Inc.";

4. To ratify the appointment of M.R.Weiser&Co.LLP as the independent auditors for the Corporation for the year ending December 31, 1998; and

5. To transact such other business as may properly come before the meeting.

         Only holders of record of the Corporation's common stock at the close of business on July 29, 1998 are entitled to notice of, and to vote at, the meeting and any adjournment thereof. Such Shareholders may vote in person or by proxy.

         SHAREHOLDERS WHO FIND IT CONVENIENT ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU ARE NOT ABLE TO DO SO AND WISH THAT YOUR STOCK BE VOTED, YOU ARE REQUESTED TO FILL IN, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   By Order of the Board of Directors,


                                   E. KENNETH SEIFF
                                   President and Chief Executive Officer

August __, 1998

                                PRELIMINARY COPY

                               PIVOT RULES, INC.
                              42 WEST 39TH STREET
                            NEW YORK, NEW YORK 10018
                          ----------------------------

                                PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Pivot Rules, Inc., a New York corporation (the "Corporation"), of proxies to be used at the Annual Meeting of Shareholders of the Corporation to be held at 9:30 A.M., local time, on September 25, 1998, at the Corporation's headquarters, 42 West 39th Street, 9th Floor, New York,
New York 10018, and at any adjournment thereof. The purposes of the meeting are:

1. To elect five directors of the Corporation to hold office until the next Annual Meeting of Shareholders;

2. To ratify the Pivot Rules, Inc. 1997 Stock Option Plan (the "Plan"), as amended including the increase in the number of shares of the Corporation's common stock, par value $.01 per share (the "Common Stock"), issuable under the Plan in the aggregate from 200,000 shares to 500,000 shares and certain other amendments described herein;

3. To approve an amendment to the Corporation's Restated Certificate of Incorporation to change the name of the Corporation from "Pivot Rules, Inc." to "Bluefly, Inc;";

4. To ratify the appointment of M.R.Weiser&Co.LLP as the independent auditors for the Corporation for the year ending December 31, 1998; and

5. To transact such other business as may properly come before the meeting.

         If proxy cards in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted as instructed on the proxy. If no instructions are given, such shares will be voted (i) for the election as directors of the nominees for the Board of Directors named below; (ii) in favor of the proposal to ratify the Plan, as amended; (iii) in favor of the proposal to approve the amendment to the Corporation's Restated Certificate of Incorporation; (iv) in favor of the proposal to ratify the appointment of M.R.Weiser&Co.LLP as the independent auditors for the Corporation and (v) in the discretion of the Proxies named in the proxy card on any other proposals to properly come before the meeting or any adjournment thereof. Any proxy may be revoked by a shareholder prior to its exercise upon written notice to the Chief Executive Officer of the Corporation, or by the vote of a shareholder cast in person at the meeting. The approximate date of mailing of this Proxy Statement and accompanying form of proxy is August __, 1998.

                                     VOTING

         Holders of record of Common Stock on July 29, 1998 will be entitled to vote at the Annual Meeting or any adjournment thereof. A majority of outstanding shares as of the record date will constitute a quorum for the transaction of business. As of August 14, 1998, there were 2,717,788 shares of Common Stock outstanding and entitled to vote. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting.

         The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for directors of the Corporation, the favorable vote of a majority of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to ratify the Plan, as amended, and to ratify the selection of M.R.Weiser&Co.LLP and the favorable vote of a majority of all outstanding shares entitled to vote at the Annual Meeting is necessary to approve the amendment to the Corporation's Restated Certificate of Incorporation. Abstentions are counted as a vote against the proposals being considered, except for the election of directors as to which they will have no effect. Broker non-votes will have no effect on the outcome of the proposals set forth above. However, broker non-votes will have the same legal effect as a vote against the proposed ratification of the Plan, as amended, and the proposed amendment to the Corporation's Restated Certificate of Incorporation. The Board of Directors recommends a vote FOR each of the proposals set forth above.

                         ITEM 1. ELECTION OF DIRECTORS

         Five directors are to be elected at the Annual Meeting. The Board of Directors has recommended the persons named in the table below as nominees for election as directors. All such persons are presently directors of the Corporation. Unless otherwise specified in the accompanying proxy, the shares voted pursuant to it will be voted for the persons named below as nominees for election as directors. If, for any reason, at the time of the election any of the nominees should be unable or unwilling to accept election, it is intended that such proxy will be voted for the election, in such nominee's place, of a substitute nominee recommended by the Board of Directors. However, the Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve as a director.

         The following information is supplied with respect to the nominees for election as directors of the Corporation:

                             NOMINEES FOR DIRECTOR


                                                         DIRECTOR OF THE
       NAME OF DIRECTOR                     AGE        CORPORATION SINCE

       E. Kenneth Seiff                      33         1991 to present
       Red Burns                             73         1998 to present
       Martin Miller                         68         1991 to present
       Mark Patricof                         33         1998 to present
       Robert G. Stevens                     45         1996 to present

         E. KENNETH SEIFF, the founder of the Corporation, has served as the Corporation's Chairman of the Board, Chief Executive Officer and Treasurer since its inception in April 1991. He became President of the Corporation in October 1996.

         GOLDIE BURNS (AKA RED BURNS) has served as a director of the Corporation since August 1998. She has been a faculty member of New York University since September 1983 where she is currently Chairman and Professor of the Interactive Telecommunications Program and has been named the Tokyo Broadcasting System Chair. Professor Burns is recognized as a leader in the communications industry and has been named a member of Governor Pataki's Task Force on New Media and the Internet. Professor Burns has received numerous prestigious honors and awards, including the Crain's New York Business All-Stars Award in Education, the Mayor of New York's Award for Excellence in Science and Technology, and the Matrix Award for New Media. Professor Burns has written over seven publications in the area of communications.

         MARTIN MILLER has served as a director of the Corporation since July 1991. Since October 1997, Mr. Miller has been a partner in the Belvedere Fund, L.P., a fund of hedge funds. From September 1986 to October 1997, Mr. Miller was President and a director of Baxter International, Inc. ("Baxter"), a New York based apparel wholesaler. From January 1990 to April 1996, Mr. Miller was Chairman of Ocean Apparel, Inc., a Florida based sportswear firm.

         MARK PATRICOF has served as a director of the Corporation since May 1998. Since February 1996, Mr. Patricof has been President of Kaufman Patricof Enterprises, Inc. ("KPE"), an Internet marketing and Web site development company. From January 1995 to January 1996, Mr. Patricof was a Vice President at the Voyager Company, a multimedia publishing company. From August 1989 to October 1994, Mr.
Patricof was an Agent at Creative Artists Agency, Inc., a talent agency.

         ROBERT G. STEVENS has served as a director of the Corporation since December 1996. Since December 1994, Mr. Stevens has been a Vice President of Mercer Management Consulting, Inc. ("Mercer"), a management consulting firm. From November 1992 to December 1994, Mr. Stevens was a Principal at Mercer.

                             MEETINGS OF THE BOARD

         During the fiscal year ended December 31, 1997, the Board of Directors met, or acted by unanimous written consent, on six (6) occasions. Each of the directors attended 75% or more of the aggregate number of meetings of the Board of Directors and committee(s) on which he served during the 1997 fiscal year.

         The Board of Directors has established an Audit Committee ("Audit Committee") comprised of ______________ and Martin Miller. The Audit Committee is responsible for recommending to the Board of Directors the appointment of the Corporation's outside auditors, examining the results of audits, reviewing internal accounting controls and reviewing related party transactions. The Audit Committee did not hold any meetings or act by unanimous written consent during the Corporation's last fiscal year, but met on three occasions subsequent to the fiscal year-end in respect of the year-end financial statements.

         The Board of Directors has also established an Option Plan/Compensation Committee ("Option Plan/Compensation Committee") consisting of Robert G. Stevens and Martin Miller. Mr. Stevens serves as chairman of this committee. The Option Plan/Compensation Committee administers the Plan, establishes the compensation levels for executive officers and key personnel and oversees the Corporation's bonus plans. The Option Plan/Compensation Committee met, or acted by unanimous written consent, on two (2) occasions during the Corporation's last fiscal year.

         The Board of Directors has no standing nominating committee.

                                SHARE OWNERSHIP

         The following table and notes set forth certain information regarding the beneficial ownership of the Common Stock as of August 17, 1998 by all person(s) known by the Corporation to be the beneficial owner of more than 5% of the Common Stock, by each director of the Corporation, by each of the Named Executives (as defined herein) and by all directors and executive officers of the Corporation as a group. Except as otherwise indicated, the Corporation believes that each beneficial owner has the sole power to vote, as applicable, and to dispose of all shares of Common Stock owned by such beneficial owner.


                                                                             NUMBER OF SHARES            PERCENT OF
NAME                                                                        BENEFICIALLY OWNED         COMMON STOCK(1)
----                                                                        ------------------         ---------------
E. Kenneth Seiff (2)............................................                  505,157(3)                 18.59%
Red Burns.......................................................                      -                         *
Martin Miller...................................................                    5,000(4)                    *
Robert G. Stevens...............................................                   19,939(4)(5)                 *
Mark Patricof...................................................                      -                         *
Joseph Boughton, Jr. (6) .......................................                  207,548(7)                  7.64%
All directors and executive officers as a group (8 persons).....                  546,459(8)                 20.11%

-------------
*        Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("Commission") and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.
(2)      Mr. Seiff's address is c/o Pivot Rules, Inc., 42 West 39th Street,
         New York, New York 10018.
(3) Includes 3,000 shares of Common Stock issuable under outstanding stock options granted under the Plan exercisable by Nicole Seiff, a consultant to the Corporation and the wife of E. Kenneth Seiff, as to which Mr. Seiff disclaims beneficial ownership.
(4) Includes 5,000 shares of Common Stock issuable under outstanding stock options granted under the Plan.
(5) Includes 1,000 shares of Common Stock issuable under outstanding warrants.
(6) Mr. Boughton's address is c/o Middlemarket Capital Management Co., 2627 Sandy Plains Road, Suite 201, Marietta, Georgia 30066.
(7) Includes 70,000 shares of Common Stock issuable under outstanding warrants held by Northstar Investment Group, Ltd. ("Northstar").
         Mr. Boughton is the President of Northstar.
(8) Includes 27,000 shares of Common Stock issuable under outstanding stock options and warrants.

                     EXECUTIVE OFFICERS OF THE CORPORATION

         The following table sets forth the names, ages and all positions and offices with the Corporation held by the Corporation's present executive officers.

NAME                                                AGE     POSITIONS AND OFFICES PRESENTLY HELD
----                                                ---     ------------------------------------
E. Kenneth Seiff................................     33     Chairman of the Board, Chief Executive
                                                            Officer, President and Treasurer
Meena N. Bhatia.................................     30     Chief Financial Officer*
Patrick C. Barry................................     35     Executive Vice President of Operations*
Jonathan B. Morris..............................     30     Executive Vice President and Secretary

----------------

         * On August 31, 1998, Ms. Bhatia will resign from the position of Chief Financial Officer and Mr. Barry will assume the additional title of Chief Financial Officer.

         Following is information with respect to the Corporation's executive officers who are not also directors of the Corporation:

         MEENA N. BHATIA has served as Chief Financial Officer of the Corporation since January 1997. From June 1995 to January 1997, Ms.
Bhatia was the Assistant Treasurer of DVL, Inc. ("DVL"), a publicly traded commercial real estate and finance company, and from June 1993 to January 1997, she was the Controller of DVL. From November 1990 to June 1993, Ms. Bhatia was a member of the audit staff at Richard A. Eisner & Company, LLP, the Corporation's former accounting firm. Ms. Bhatia is a Certified Public Accountant.

         PATRICK C. BARRY has served as Executive Vice President of Operations of the Corporation since July 1998. From June 1996 until July 1998, Mr. Barry served as Chief Financial Officer and Vice President of Operations at Audible, Inc., an Internet content delivery company. From March 1995 to June 1996, Mr. Barry was the Chief Financial Officer of Warner Music Enterprises, Inc., a direct response company. From July 1993 until March 1995, Mr. Barry served as Controller of Book-of-the-Month Club, Inc., a direct response company.

         JONATHAN B. MORRIS has served as Executive Vice President and Secretary of the Corporation since June 1998. From November 1995 until June 1998, Mr. Morris was an attorney at Brown Raysman Millstein Felder & Steiner, LLP, a law firm. From September 1993 until November 1995, Mr. Morris was an attorney at Mudge Rose Guthrie Alexander & Ferndon, a law firm.

                             EXECUTIVE COMPENSATION

         The following table summarizes the compensation paid to the Chief Executive Officer of the Corporation for the Corporation's fiscal years ended December 31, 1997 and December 31, 1996 (each person appearing in the table is referred to as a "Named Executive"). No other executive officer of the Corporation received a total compensation from the Corporation in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM COMPENSATION
                                                                     --------------------------------------------------------
                                   ANNUAL COMPENSATION                         AWARDS                      PAYOUTS
                     --------------------------------------------------------------------------------------------------------
                                                                                   SECURITIES
                                                     OTHER ANNUAL   RESTRICTED     UNDERLYING       LTIP        ALL OTHER
      NAME AND                   SALARY      BONUS   COMPENSATION     STOCK       OPTIONS/SARS     PAYOUTS    COMPENSATION
 PRINCIPAL POSITION    YEAR       ($)         ($)        ($)         AWARDS($)      (#)(1)           ($)           ($)
-------------------  -------- ----------- ---------- ------------- ------------ -------------   ----------  ----------------
E. Kenneth Seiff....   1997       164,461         --     1,235           --          25,000            --            --
  Chairman of the      1996        89,115    144,759        --           --              --            --            --
  Board, Chief
  Executive
  Officer,
  President and
  Treasurer


---------

(1) Options granted at an exercise price equal to the fair market value on the date of grant.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table contains information concerning the grant of stock options under the Plan to the Named Executives during the fiscal year ended December 31, 1997:


                            NUMBER OF SECURITIES          % OF TOTAL OPTIONS
                             UNDERLYING OPTIONS          GRANTED TO EMPLOYEES         EXERCISE OR BASE           EXPIRATION
        NAME                    GRANTED (#)               IN FISCAL YEAR (%)              PRICE ($)                 DATE
--------------------      ------------------------     ------------------------       -----------------       ----------------
E. Kenneth Seiff                     --                          n/a                         n/a                    n/a

         In February 1998, the Board of Directors awarded Mr. Seiff options exercisable for 25,000 shares of Common Stock exercisable at the fair market value on the date of grant. Such grant was payable as a bonus for the 1997 fiscal year.

         The Corporation does not currently grant stock appreciation rights.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The following table sets forth information with respect to the Named Executives concerning the exercise of options during the last fiscal year and the unexercised options held at December 31, 1997. None of the Named Executives exercised any outstanding options during the fiscal year ended December 31, 1997.

                              SECURITIES UNDERLYING UNEXERCISED OPTIONS AT             VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS
                                          DECEMBER 31, 1997 (#)                                AT DECEMBER 31, 1997 ($)
--------------------      -----------------------------------------------------      ---------------------------------------------
        NAME                    EXERCISABLE                 UNEXERCISEABLE              EXERCISABLE             UNEXERCISEABLE
--------------------      ------------------------     ------------------------      ------------------      ---------------------
E. Kenneth Seiff                    n/a                          n/a                        n/a                       n/a

EMPLOYMENT AGREEMENTS

         The Corporation has an employment contract, which was amended on May 21, 1997, with E. Kenneth Seiff, its Chief Executive Officer. The amended employment agreement, which expires on January 1, 2000, provides for a base salary of $165,000 subject to increase by the Board of Directors, and an annual bonus to be determined by the Board of Directors but not to exceed Mr. Seiff's annual salary for the year in question. At the discretion of the Board of Directors, all or part of such bonus may be paid through the issuance to Mr. Seiff of capital stock of the Corporation or stock options issued pursuant to the Plan, provided that at the request of Mr. Seiff a portion of such bonus sufficient to pay any income taxes arising from such bonus will be paid in cash rather than in capital stock of the Corporation. In addition, the Corporation maintains a $1.2 million key person life insurance policy on the life of Mr. Seiff. In 1998, options exercisable for 25,000 shares of Common Stock were awarded to Mr. Seiff as a bonus for his services to the Corporation in 1997.

DIRECTORS' COMPENSATION

         The Corporation's directors do not receive any cash compensation for their services as members of the Board of Directors, although they are reimbursed for expenses incurred on behalf of the Corporation.

         Each non-employee director who was a member of the Board of Directors on the closing of the Corporation's initial public offering was granted on such date an option to purchase 5,000 shares of Common Stock and each person who subsequently becomes a non-employee director will be automatically granted an option to purchase 5,000 shares on the date such person becomes a non-employee director. In addition, each non-employee director who is a member of the Board of Directors on April 30 of a year will be automatically granted an option to purchase 2,500 shares of Common Stock on May 1 of the following year. All options issued to non-employee directors will have an exercise price equal to at least the fair market value of the shares of Common Stock on the date of grant and have a term of 10 years.

         ITEM 2. RATIFICATION OF THE 1997 STOCK OPTION PLAN, AS AMENDED

         On March 5, 1997, the Board of Directors of the Corporation adopted, and the shareholders approved the Pivot Rules, Inc. 1997 Stock Option Plan. The Plan currently provides for the issuance of options (each an "Option") to purchase up to 200,000 shares of Common Stock. Of this total, 162,500 shares are issuable pursuant to either Incentive Stock Options ("ISOs") qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or Non-Qualified Stock Options ("NQSOs"), granted to officers, key employees and, in the case of NQSOs, consultants (currently 4 consultants) of the Corporation, and 37,500 shares are issuable pursuant to NQSOs granted to non-employee directors of the Corporation (currently 4 directors). The Plan is designed to provide an incentive to officers, key employees, consultants and non-employee directors of the Corporation by making available to them an opportunity to acquire a proprietary interest or to increase their proprietary interest in the growth and performance of the Corporation.

As of July 31, 1998, Options to purchase 214,600 shares of Common Stock had been granted and remain outstanding under the Plan to officers, key employees and consultants (of which Options to purchase 52,100 shares had been granted to officers of the Corporation subject to approval of the shareholders of the Corporation of an increase in the number of shares of Common Stock available for grant under the Plan as may be necessary for the issuance of such Options) and Options to purchase 22,500 shares of Common Stock had been granted and remain outstanding to non-employee directors. As of July 31, 1998, no shares remain available for future grant to officers, key employees and consultants, and 15,000 shares remained available for future grant to non-employee directors.

Proposed Amendments

         The Board of Directors of the Corporation believes that certain amendments to the Plan would assist the Corporation in attracting, motivating and retaining experienced officers, employees, consultants and directors. Accordingly, on June 25, 1998, the Board of Directors approved an amendment to the Plan, subject to shareholder ratification, which would increase the aggregate number of shares of Common Stock issuable under the Plan from 200,000 shares to 500,000 shares. In addition, on July 30, 1998, the Board of Directors approved amendments to the Plan, subject to shareholder ratification, which would (i) eliminate the sublimits on the maximum aggregate numbers of shares which may be issued to officers, key employees and consultants, and to non-employee directors, respectively, (ii) allow the grant of Options generally to non-employee directors under the Plan (in addition to Options which may otherwise be available for automatic grant under the Plan), (iii) change the period for the exercise of Options in the case of officers and key employees whose employment is terminated by reason of retirement or mental or physical disability to (a) in the case of ISOs, three months following the date of such retirement or one year following the date of such mental or physical disability, and in the case of NQSOs, three months following the date of such retirement or mental or physical disability or in the discretion of the Option Plan/Compensation Committee up to one year following the date of such retirement or mental or physical disability, and (iv) change the period for the exercise of Options in the case of non-employee directors whose services are terminated by reason of retirement or mental or physical disability to three months following the date of such retirement or mental or physical disability or in the discretion of the Option Plan/Compensation Committee up to one year following the date of such retirement or mental or physical disability.


         The Board of Directors recommended that the Plan, as amended be presented to the Corporation's shareholders for ratification. The Board of Directors adopted the amendments relating to an increase in the number of shares of Common Stock issuable under the Plan and the elimination of the sublimits on the maximum aggregate numbers of shares which may be issued to officers, key employees, consultants and non-employee directors to ensure that the Plan has sufficient shares reserved to allow for future grants under the Plan and to provide flexibility to the Corporation in allocating such grants to the recipients under the Plan. The amendment to permit option grants to non-employee directors (in addition to the automatic grant) was adopted to attract, motivate and retain experienced directors. The amendments relating to the exercise period of Options following retirement or mental or physical disability were adopted to provide the Option Plan/Compensation Committee with the discretion to allow additional time for exercise of Options following retirement or mental or physical disability.

         Should shareholders fail to ratify the Plan, as amended, the Corporation would likely be severely constrained in its ability to attract and retain executives, other key employees, consultants and directors, and in motivating and retaining skilled management personnel and directors necessary for the Corporation's success. In addition, if the Plan, as amended is not ratified, Options exercisable for an aggregate of 52,100 shares of Common Stock granted to the Corporation's officers in fiscal year 1998, which are subject to shareholder approval, would become void and the Corporation's officers would be entitled to the cash equivalent of such Options, which the Corporation agreed to negotiate with such officers in good faith.

         The following is a summary of the material provisions of the Plan. Such summary should, however, be read in conjunction with, and is qualified in its entirety by reference to, the complete text of the Plan, as proposed to be amended, as set forth in Appendix A to this Proxy Statement.

         Administration of the Plan. The Option Plan/Compensation Committee of the Board of Directors administers the Plan. The Option Plan/Compensation Committee has the full power and authority, subject to the provisions of the Plan, to designate participants, grant Options and determine the terms of all Options, except that non-employee directors are, in addition to discretionary grants, automatically granted Options on an annual basis pursuant to the formula described below. In addition, the Plan currently provides that no participant may be granted NQSOs to purchase more than 100,000 shares of Common Stock in any one fiscal year. The Option Plan/Compensation Committee is required to make adjustments with respect to Options granted under the Plan in order to prevent dilution or expansion of the rights of any holder. The Plan requires that the Option Plan/Compensation Committee be composed of at least two directors each of whom is an "outside director" as that term is defined for purposes of Section 162(m) of the Code. The Plan also requires that the Option Plan/Compensation Committee members be "Non-Employee Directors" within the meaning of Rule 16b-3 promulgated under the Exchange Act. Each member of the Option Plan/Compensation Committee is a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" as that term is defined for purposes of Section 162(m) of the Code.

         Amendment. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board of Directors of the Corporation, but no amendment without the approval of the shareholders of the Corporation shall be made if shareholder approval would be required under Section 162(m) of the Code, Section 422 of the Code, Rule 16b-3 under the Exchange Act or any other law or rule of any governmental authority, stock exchange or other self-regulatory organization to which the Corporation is subject. Neither the amendment, suspension or termination of the Plan shall, without the consent of the holder of such Option, alter or impair any rights or obligations under any Option theretofore granted.

         Options Issued Under Stock Option Plan. The terms of specific Options are determined by the Option Plan/Compensation Committee. The per share exercise price of the Common Stock subject to an ISO shall not be less than 100% of the fair market value of the shares of Common Stock on the date of grant. However, in the case of an ISO granted to a holder of shares representing more than 10% of the total combined voting power of the Corporation (a "10% Shareholder"), the per share exercise price shall not be less than 110% of the fair market value of the Common Stock on the date of the grant. The per share exercise price of the Common Stock subject to a NQSO will be the price determined by the Option Plan/Compensation Committee. The term of each NQSO will be specified by the Option Plan/Compensation Committee, which will generally not exceed 10 years from the date of grant. However, the term of ISOs must not exceed 10 years after the date of the grant (five years, if granted to a 10% Shareholder). In addition, the fair market value of shares of Common Stock subject to ISOs (determined as of the date such ISOs are granted) exercisable for the first time by any individual during any calendar year may in no event exceed $100,000.

         Upon the exercise of an Option, the Option holder shall pay the Corporation the exercise price plus the amount of the required federal and state withholding taxes, if any. At the Option Plan/Compensation Committee's discretion, the Plan allows the participant to pay the exercise price (i) in cash, shares of Common Stock, outstanding Options or other consideration or any combination thereof or (ii) pursuant to a broker-assisted cashless exercise program, provided in each case that such methods avoid "short-swing" trading profits to the participant under Section 16(b) of the Exchange Act. The Plan also allows participants to elect to have shares withheld upon exercise for the payment of withholding taxes.

         The unexercised portion of any Option granted to an officer or key employee under the Plan will generally be terminated (a) thirty (30) days after the date on which the optionee's employment is terminated for any reason other than (i) Cause (as defined in the Plan), (ii) retirement or mental or physical disability, or (iii) death; (b) immediately upon the termination of the optionee's employment for Cause; (c) three months after the date on which the optionee's employment is terminated by reason of retirement or mental or physical disability; or (d)(i) 12 months after the date on which the optionee's employment is terminated by reason of the death of the optionee, or (ii) three months after the date on which the optionee shall die if such death shall occur during the three-month period following the termination of the optionee's employment by reason of retirement or mental or physical disability. This provision was amended, subject to shareholder ratification, as discussed above. Generally, any Option granted under the Plan which is forfeited, expires or terminates prior to vesting or exercise will again be available for award under the Plan.

         Under the Plan, an Option generally may not be transferred by the optionee other than by will or by the laws of descent and distribution. During the lifetime of an optionee, an Option may be exercised only by the optionee or, in certain instances, by the optionee's guardian or legal representative, if any.

         Directors' Options. The Plan provides that each non-employee director, who has not previously received a grant of NQSOs will automatically be granted a NQSO to purchase 5,000 shares of Common Stock on the date of appointment or election, subject to the provisions of the Plan. The Plan further provides that each non-employee director who is serving on the Board on April 30 of a year during the term of the Plan beginning in calendar year 1998 will automatically receive a NQSO to purchase 2,500 shares of Common Stock on May 1 of the following year. The exercise price of the shares of Common Stock subject to Options granted to each non-employee director shall be 100% of the fair market value of the shares of Common Stock on the date of grant. Options granted to non-employee directors may only be exercised within ten years of the date of grant. Options granted to non-employee directors terminate (i) thirty (30) days after termination of the director's service as a director of the Corporation for any reason other than mental or physical disability or death, (ii) three months after the date the director ceases to serve as a director of the Corporation due to physical or mental disability or (iii) (A) 12 months after the date the director ceases to serve as a director due to the death of the director or (B) three months after the death of the director if such death shall occur during the three month period following the date the director ceased to serve as a director of the Corporation due to physical or mental disability. This provision was amended, subject to shareholder ratification, as discussed above. Except as discussed herein, Options granted to non-employee directors are on the same terms and conditions as all other Options granted pursuant to the Plan.

         As of August 17, 1998, the following individuals and groups had been granted Options under the Plan in the amounts indicated: E. Kenneth Seiff (Chairman of the Board, Chief Executive Officer, President and Treasurer):
25,000 shares; Meena N. Bhatia (Chief Financial Officer): 15,000 shares; Patrick C. Barry (Executive Vice President of Operations): 55,100 shares; Jonathan B. Morris (Executive Vice President and Secretary): 55,000 shares; Martin Miller (Director): 5,000 shares; Robert G. Stevens (Director): 5,000 shares; Mark Patricof (Director): 5,000 shares; Red Burns (Director): 5,000 shares; all current executive officers as a group: 153,100 shares; all current non-executive officer directors as a group: 20,000 shares; and all employees, including all current officers, who are not executive officers, as a group:
41,000 shares. As of August 12, 1998, the market value of the Common Stock underlying outstanding Options was approximately $636,400.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Each of Messrs. Barry and Morris has a direct interest in the ratification of the Plan, as amended, to increase the aggregate number of shares of Common Stock issuable under the Plan from 200,000 shares to 500,000 shares, thereby increasing the number of shares of Common Stock available for issuance to officers, key employees, consultants and non-employee directors under the Plan, by reason of a portion of their Options under the Plan being subject to the ratification of the Plan, as amended by the Corporation's shareholders. Fred Rosenfeld, a former director of the Corporation who retired as a director, has an interest in the ratification of the Plan insofar as he received a one time grant of Options exercisable for 2,500 shares of Common Stock on July 30, 1998 at an exercise price of $5.00 per share and was provided with one year following the date of his retirement to exercise such option, in each case subject to shareholder ratification.

FEDERAL INCOME TAX CONSEQUENCES

         Set forth below is a description of the federal income tax consequences under the Code, of the grant and exercise of the benefits awarded under the Plan.

         There will be no federal income tax consequences to employees, directors, consultants or the Corporation on the grant of a NQSO. On the exercise of a NQSO, the employee, consultant or director generally will have taxable ordinary income, subject, in the case of an employee, to withholding, in an amount equal to the excess of the fair market value of the shares of Common Stock received on the exercise date over the option price of the shares. The Corporation will be entitled to a tax deduction in an amount equal to such excess, provided the Corporation complies with applicable reporting and/or withholding rules. Any ordinary income realized by an employee, consultant or director upon exercise of a NQSO will increase his tax basis in the Common Stock thereby acquired. Upon the sale of Common Stock acquired by exercise of a NQSO, employees, consultants and directors will realize capital gain or loss, which capital gain may be subject to reduced rates of tax depending upon the holding period for such stock.

         An employee, consultant or director who surrenders shares of Common Stock in payment of the exercise price of a NQSO will not recognize gain or loss on his surrender of such shares, but will recognize ordinary income on the exercise of the NQSO as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of the shares received will have a tax basis equal to their fair market value on the date of exercise, and the capital gains holding period will begin on the date of exercise.

         With respect to ISOs, no compensation income is recognized by a participant, and no deduction is available to the Corporation upon either the grant or exercise of an ISO. However, the difference between the exercise price of an ISO and the market price of the Common Stock acquired on the exercise date will be included in alternative minimum taxable income of a participant for the purposes of the "alternative minimum tax." Generally, if an optionee holds the shares acquired upon exercise of ISOs until the later of (i) two years from the grant of the ISOs or (ii) one year from the date of acquisition of the shares upon exercise of an ISO, any gain recognized by the participant on a sale of such shares will be treated as capital gain. The gain recognized upon the sale is the difference between the Option price and the sale price of the Common Stock. The net federal income tax effect on the holder of ISOs is to defer, other than for alternative minimum tax purposes, until the shares are sold, taxation of any increase in the value of the Common Stock from the time of grant to the time of exercise. If the optionee sells the shares prior to the expiration of the holding period set forth above, the optionee will realize ordinary compensation income in the amount equal to the difference between the exercise price and the fair market value on the date of exercise. The compensation income will be added to the optionee's basis for purposes of determining the gain on the sale of the shares. Such gain will be capital gain if the shares are held as capital assets. If the application of the above-described rule would result in a loss to the optionee, the compensation income required to be recognized thereby would be limited to the excess, if any, of the amount realized on the sale over the basis of the shares sold. If an optionee disposes of shares obtained upon exercise of an ISO prior to the expiration of the holding period described above, the Corporation will be entitled to a deduction in the amount of the compensation income that the optionee recognizes as a result of the disposition, subject to the Corporation satisfying its withholding and/or reporting obligations.

         If an optionee is permitted to, and does, make the required payment of the Option price by delivering shares of Common Stock, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his basis in the new shares received. However, the use by an optionee of shares previously acquired pursuant to the exercise of an ISO to exercise an Option will be treated as a taxable disposition if the transferred shares have not been held by the optionee for the requisite holding period described above.

         If the Corporation delivers cash, in lieu of fractional shares, or shares of Common Stock to an employee pursuant to a cashless exercise program, the employee will recognize ordinary income equal to the cash paid and the fair market value of any shares issued as of the date of exercise. An amount equal to any such ordinary income will be deductible by the Corporation, provided it complies with applicable reporting and/or withholding requirements.

         If an optionee is permitted to, and does, exercise an ISO later than three months (one year in the event of the optionee's disability, as defined in Code Section 22(e)(3)) of the optionee's termination of employment (other than by reason of death), the optionee will recognize income, and the Corporation generally will be entitled to a deduction, upon exercise of the Option in accordance with the rules for NQSOs, described above provided it complies with applicable reporting and/or withholding requirements.

         Section 162(m) of the Code, which generally disallows a tax deduction for compensation over $1,000,000 paid to the Chief Executive Officer and certain other highly compensated employees ("covered employees") of publicly held corporations, provides that "performance-based" compensation will not be subject to the $1,000,000 deduction limitation. Since an employer is not, except in the case of a disqualifying disposition, entitled to a deduction upon the grant or exercise of an ISO in any event, this provision generally does not affect the Corporation's tax treatment with regard to ISOs. The compensation element of NQSOs granted by "outside directors" under a plan approved by shareholders with an exercise price equal to the fair market value of the underlying stock as of the date of grant is considered performance-based compensation, if certain requirements are met. The Plan meets such requirements and, accordingly, the compensation element of NQSOs issued with an exercise price at least equal to the fair market value of the underlying Common Stock on the date of grant will not be subject to the deduction limitation of Section 162(m). However, the compensation element of NQSOs issued with an exercise price below the fair market value of the Common Stock on the date of grant to individuals who are covered employees at the end of the year of the exercise of such NQSOs will be subject to the deduction limitation of Code Section 162(m). In addition, it is anticipated that the compensation element of those NQSOs granted to officers subject to shareholder approval also will not qualify as performance-based compensation because such officers are entitled to a cash payment in the event that the Plan is not ratified by the Corporation's shareholders.

         The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not required to be qualified under Section 401(a) of the Code.

         The Board of Directors recommends a vote FOR ratification of the Plan, as amended.


                        ITEM 3. APPROVAL OF AMENDMENT TO
                   THE RESTATED CERTIFICATE OF INCORPORATION

         On July 30, 1998, the Board of Directors of the Corporation unanimously adopted a resolution that would amend the Corporation's Restated Certificate of Incorporation to change the Corporation's name to Bluefly, Inc. (the "Amendment"), subject to approval of the shareholders.

         In May 1998, the Board of Directors approved the formation of a new Internet division which is currently designing and building a Web site, www.bluefly.com, through which it will operate and market an Internet retail business that will sell discounted brand name apparel and accessories. In June 1998, the Corporation announced the discontinuance of its golf sportswear division. As a result, the Corporation desires to establish a name that is more appropriate for its Internet business.

         If approved by the shareholders at the Annual Meeting, the new name will become effective upon the filing of an amendment to the Corporation's Restated Certificate of Incorporation with the Department of State of the State of New York. The change of corporate name will be accomplished by amending Article First of the Corporation's Restated Certificate of Incorporation to read as follows:

                  "First:  The name of the corporation is Bluefly, Inc."

         The change in corporate name will not affect the validity or transferability of stock certificates presently outstanding, and the Corporation's shareholders will not be required to exchange stock certificates to reflect the new name. Shareholders should keep the certificates they now hold, which will continue to be valid, and should not send them to the Corporation or its transfer agent.

         If the Amendment is approved, the Corporation's trading symbols "PVTR" and "PVTRW" on the Nasdaq SmallCap Market will be changed to "BFLY" and "BFLYW," respectively, and the Corporation's trading symbols "PVR" and "PVRW" on the Boston Stock Exchange will be changed to "BFL" and "BFLW," respectively.

         The affirmative vote of the holders of a majority of all outstanding Common Stock entitled to vote on the matter, in person or by proxy, at the Annual Meeting is required for approval of the Amendment.

         The Board of Directors recommends a vote FOR the proposal to amend the Corporation's Restated Certificate of Incorporation to change the Corporation's name to Bluefly, Inc.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In February 1992, the Corporation and Joseph J. Boughton, Jr., an approximately 16% shareholder in the Corporation, entered into a loan agreement pursuant to which Mr. Boughton loaned the Corporation $100,000. Under the terms of such loan agreement, Mr. Boughton received preemptive rights such that he would have the opportunity to maintain at least an 8% equity interest in the Corporation. In November 1996, the Corporation and Mr. Boughton entered into a letter agreement pursuant to which, in return for the right to subscribe to approximately 11.5% of the notes and warrants issued by the Corporation in connection with the Corporation's bridge financing in January 1997, Mr. Boughton agreed that his contractual preemptive rights terminated upon the closing of the Corporation's initial public offering. Pursuant to the terms of such letter agreement, Northstar, an entity controlled by Mr. Boughton, purchased 1.75 of the 15 units sold in the bridge financing upon the same terms and conditions as the other investors in the bridge financing.

         In May 1998, the Corporation entered into an agreement with KPE, pursuant to which KPE has agreed to construct a commerce enabled online retail site for the Corporation. In consideration for the services to be rendered by KPE thereunder, the Corporation has paid to KPE the sum of $100,000 in cash and has delivered to KPE 35,574 shares of Common Stock, of which one half vested on July 1, 1998 and the remaining half vest upon the satisfaction of certain performance objectives. Mark Patricof, a director of the Corporation, is the President of KPE. Mr. Patricof was not a director at the time the agreement with KPE was negotiated.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Corporation's directors and executive officers and persons who beneficially own more than ten percent of the Common Stock (collectively, the "Reporting Persons") to file with the Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Reporting Persons are required to furnish the Corporation with copies of all such reports. To the Corporation's knowledge, based solely on a review of copies of such reports furnished to the Corporation and certain representations of the Reporting Persons, the Corporation believes that during the 1997 fiscal year all Reporting Persons complied with all applicable Section 16(a) reporting requirements, except as set forth in the following sentences. Meena N. Bhatia filed one late report covering the acquisition of 500 shares of Common Stock and 500 shares of Warrants in May 1997. William T. McLoone filed one late report covering the acquisition of 300 shares of Common Stock and 300 shares of Warrants in May 1997. Robert G. Stevens filed one late report covering the acquisition of 1,000 shares of Common Stock and 1,000 shares of Warrants in May 1997. David Lewis filed one late report covering the acquisition of 1,000 shares of Common Stock and 1,000 shares of Warrants in May 1997.


                         ITEM 4. SELECTION OF AUDITORS

         The Board of Directors has selected M.R.Weiser&Co.LLP as independent auditors for the fiscal year ending December 31, 1998, and has further directed that management submit the selection of auditors for ratification by the shareholders at the Annual Meeting. The Corporation's financial statements for the 1997 fiscal year were examined and reported upon by M.R.Weiser&Co.LLP.

         In the event that the shareholders do not approve of M.R.Weiser&Co.LLP, the Board of Directors is not obligated to appoint other auditors, but the Board of Directors will give consideration to such unfavorable vote. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines such a change would be in the best interest of the Corporation and its shareholders.

         A representative of M.R.Weiser&Co.LLP will be present at the meeting, will be provided the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from shareholders.

         Effective January 1998, M.R.Weiser&Co.LLP was engaged as the Corporation's independent auditors, replacing Grant Thornton LLP, the Corporation's former auditors. The Corporation's Audit Committee of the Board of Directors approved the appointment of M.R.Weiser&Co.LLP. There were no disagreements with the former auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Corporation's financial statements for the fiscal year ended December 31, 1996 or up through the time of replacement, which, if not resolved to the former auditor's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report for the year ended December 31, 1996. The report of Grant Thornton LLP in connection with such audit did not contain any adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. Before retaining M.R.Weiser&Co.LLP, the Corporation had not consulted with M.R.Weiser&Co.LLP regarding accounting principles.

         The Board of Directors recommends a vote FOR the ratification of M.R.Weiser&Co.LLP as the Corporation's independent auditors.

                                 OTHER BUSINESS

         The Board of Directors of the Corporation currently knows of no other matters to be presented at the Annual Meeting. However, if any other matters properly come before the meeting, or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                             SHAREHOLDER PROPOSALS

         Subject to compliance with the Corporation's Amended and Restated By-laws, as amended, as described below, proposals of shareholders intended to be presented at the next annual meeting of the Corporation's Shareholders must be received by the Corporation for inclusion in the Corporation's 1999 Proxy Statement and form of proxy on or prior to a reasonable time before the Corporation begins to print and mail its proxy materials for the Corporation's 1999 Annual Meeting in accordance with Rule 14a-8(e) promulgated under the Exchange Act. Notice of proposals of shareholders submitted outside of the process of Rule 14a-8 is considered untimely if such notice is not received by the Corporation within a reasonable time before it mails its 1999 Proxy Statement and form of proxy.

         The Corporation's Amended and Restated By-laws, as amended, provides that a shareholder who intends to present a proposal for shareholder vote at the Corporation's 1999 Annual Meeting must give written notice to the Secretary of the Corporation not less than 90 days nor more than 120 days prior to the date that is one year from the date of the Corporation's 1998 Annual Meeting. Accordingly, any such proposal must be received by the Corporation between May 28, 1999 and June 28, 1999. The notice must contain specified information about the proposed business and the shareholder making the proposal.

                              COST OF SOLICITATION

         The cost of soliciting proxies in the accompanying form has been or will be borne by the Corporation. Directors, officers and employees of the Corporation may solicit proxies personally or by telephone or other means of communications. Although there is no formal agreement to do so, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Corporation may reimburse them for any attendant expenses.

         It is important that your shares be represented at the meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy and return it in the enclosed stamped and addressed envelope as promptly as possible.

                                       By Order of the Board of Directors,


                                       E. KENNETH SEIFF
                                       President

Dated:  August ___, 1998

                                                                  APPENDIX A
                                                                  ----------

                               PIVOT RULES, INC.
                             1997 STOCK OPTION PLAN

SECTION 1.        PURPOSE

     The purposes of this Pivot Rules, Inc. 1997 Stock Option Plan (the "Plan") are to encourage selected employees, consultants and directors of Pivot Rules, Inc. (together with any successor thereto, the "Company' ) and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its shareholders, and to enhance the ability of the Company and its Affiliates to attract and retain qualified individuals upon whom, in large measure, the sustained progress, growth, and profitability of the Company depend.

SECTION 2.        DEFINITIONS

     As used in the Plan, the following terms shall have the meanings set forth below:

     (a) "Affiliate" shall mean any entity that, directly or through one or more intermediaries, is controlled by, controls or is under common control with the Company.

     (b) "Board" shall mean the Board of Directors of the Company.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (d) "Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom is both a non-employee director within the meaning of Rule 16b- 3 and an "outside director" as that term is defined for purposes of Section 162(m) of the Code.

     (e) "Consultant" shall mean any Person who contracts to provide services to the Company as an independent contractor.

     (f) "Fair Market Value" shall mean, with respect to Shares or other securities (i) the closing price per Share of the Shares on the principal exchange on which the Shares are then trading, if any, on such date, or, if the Shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Shares are not traded on an exchange but are quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Shares are then listed as a National Market Issue under the NASDAQ National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Shares on such date as reported by NASDAQ or such successor quotation system; or (iii) if the Shares are not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Shares on such date as determined in good faith by the Committee; or
(iv) if the provisions of clauses (i), (ii) and (iii) shall not be applicable, the fair market value established by the Committee acting in good faith.

     (g) "Incentive Stock Option" shall mean an option granted under Section 6 of the Plan that meets the requirements of Section 422 of the Code or any successor provision thereto.

     (h) "Key Employee" shall mean any officer, director or other employee who is a regular full-time employee of the Company or its present and future Affiliates.

     (i) "Non-Employee Director" shall mean each member of the Board who is not an employee of the Company or any Affiliate.

     (j) "Non-Qualified Stock Option" shall mean an option granted under
Section 6 of the Plan that is not an Incentive Stock Option or an Option granted under Section 7.

     (k) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

     (1) "Option Agreement" shall mean a written agreement, contract, or other instrument or document evidencing an Option granted under the Plan.

     (m) "Participant" shall mean a Key Employee, Consultant or Non-Employee Director who has been granted an Option under the Plan.

     (n) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

     (o) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto.

     (p) "Shares" shall mean the common stock of the Company, $.01 par value, and such other securities or property as may become the subject of Options pursuant to an adjustment made under Section 4(b) of the Plan.

     (q) "Ten Percent Shareholder" shall mean a Person, who together with his or her spouse, children and trusts and custodial accounts for their benefit, immediately at the time of the grant of an Option and assuming its immediate exercise, would beneficially own, within the meaning of Section 424(d) of the Code, Shares possessing more than ten percent (10%) of the total combined voting power of all of the outstanding capital stock of the Company.

SECTION 3.        ADMINISTRATION

     (a) Generally. The Plan shall be administered by the Committee. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Option, any shareholder of the Company or any Affiliate, and any employee of the Company or of any Affiliate.

     (b) Powers. Subject to the terms of the Plan and applicable law and except as provided in Section 7 hereof, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Options to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by Options; (iv) determine the terms and conditions of any Option; (v) determine whether, to what extent, and under what circumstances Options may be settled or exercised in cash, Shares, other Options, or other property, or canceled, forfeited, or suspended, and the method or methods by which Options may be settled, exercised, canceled, forfeited, or suspended; (vi) interpret and administer the Plan and any instruments or agreements relating to, or Options granted under, the Plan;
(vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

     (c) Reliance, Indemnification. The Committee may employ attorneys, consultants, accountants or other persons and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, or Options granted thereunder and all members of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 4.        SHARES AVAILABLE FOR OPTIONS

     (a) Shares Available. Subject to adjustment as provided in Section 4(b):

         (i) Limitation on Number of Shares. Options issuable under the Plan are limited such that the maximum aggregate number of Shares which may issued to Key Employees, Consultants and Non-Employee Directors pursuant to, or by reason of, Options is 500,000. No Participant shall be granted in any one fiscal year Options to purchase more than 100,000 Shares. To the extent that an Option granted to (A) a Key Employee or Consultant or
     (B) a Non-Employee Director ceases to remain outstanding by reason of termination of rights granted thereunder, forfeiture or otherwise, the Shares subject to such Option shall again become available for award under the Plan to (x) Key Employees and Consultants and (y) Non-Employee Directors, respectively; provided, however, that in the case of the cancellation or termination of an Option in the same fiscal year that such Option was granted, both the cancelled Option and the newly granted Option shall be counted in determining whether the recipient has received the maximum number of such Options under the Plan for such fiscal year.

         (ii) Accounting for Awards. For purposes of this Section 4, the number of Shares covered by an Option to (A) a Key Employee or Consultant or (B) a Non-Employee Director shall be counted on the date of grant of such Option against the aggregate number of Shares available for granting Options under the Plan to (x) Key Employees and Consultants or (y) Non-Employee Directors, respectively.

         (iii) Sources of Shares Deliverable Under Options. Any Shares delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

     (b) Adjustments. In the event that the Committee shall determine that any
(i) subdivision or consolidation of Shares, (ii) dividend or other distribution (in the form of Shares), (iii) recapitalization or other capital adjustment of the Company or (iv) merger, consolidation or other reorganization of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event (of a type described in Treasury Regulation Section 1.162-27(e)(2)(iii)(C)), affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made under the Plan, adjust any or all of (x) the number and type of Shares which thereafter may be made the subject of Options, (y) the number and type of Shares subject to outstanding Options, and
(z) the grant, purchase, or exercise price with respect to an Option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option, provided, however, in each case, that (i) with respect to Incentive Stock Options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 4 of the Code or any successor provision thereto; (ii) each such adjustment shall be made in such manner as not to constitute a cancellation and reissuance of a Non-Qualified Stock Option for purposes of Section 162(m) of the Code, or the regulations promulgated thereunder, to the extent that such reissuance would result in the grant of such Options in excess of the maximum permitted to be granted to any Participant in any fiscal year; and (iii) the number of Shares subject to any Option denominated in Shares shall always be a whole number.

SECTION 5.        ELIGIBILITY

     Options may be granted only to Key Employees, Consultants and Non-Employee Directors; provided, however, that Incentive Stock Options may be granted only to Key Employees. In determining the Persons to whom Options shall be granted and the number of Shares to be covered by each Option, the Committee shall take into account the nature of the Person's duties, such Person's present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. A Key Employee or Consultant who has been granted an Option or Options under the Plan may be granted an additional Option or Options, subject to such limitations as may be imposed by the Code on the grant of incentive Stock Options.

SECTION 6.        OPTION

     The Committee is hereby authorized to grant Options to Participants upon the following terms and the conditions (except to the extent otherwise provided in Section 7) and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

         (a) Exercise Price. The purchase price per Share purchasable under Incentive Stock Options shall not be less than 100% of the Fair Market Value of a Share on the date of grant; provided that the purchase price per Share purchasable under Incentive Stock Options granted to Ten Percent Shareholders shall be not less than 110% of the Fair Market Value of a Share on the date of grant. The purchase price per Share purchasable under Non-Qualified Stock Options shall be the price determined by the Committee.

         (b) Option Term. The term of each Non-Qualified Stock Option shall be fixed by the Committee. The term of each Incentive Stock Option shall in no event be more than 10 years from the date of grant, or in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, 5 years from the date of grant.

         (c) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms in which, payment of the option price with respect thereto may be made or deemed to have been made (including, without limitation, (i) cash, Shares, outstanding Options or other consideration, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant option price and (ii) a broker-assisted cashless exercise program established by the Committee), provided in each case that such methods avoid "short-swing" profits to the Participant under Section 16(b) of the Securities Exchange Act of 1934, as amended. The payment of the exercise price of an Option may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

         (d) Early Termination. The unexercised portion of any Option granted to a Key Employee under the Plan will generally be terminated (i) thirty
     (30) days after the date on which the Key Employee's employment is terminated for any reason other than (A) Cause (as defined below), (B) retirement or mental or physical disability, or (C) death; (ii) immediately upon the termination of the Key Employee's employment for Cause; (iii) in the case of any Incentive Stock Option, three months after the date on which the Key Employee's employment is terminated by reason of retirement or one year after the Key Employee's employment is terminated by reason of mental or physical disability, or in the case of any Non-Qualified Stock Option, three months after the date on which the Key Employee's employment is terminated by reason of retirement or mental or physical disability, or in the discretion of the Committee up to one year after the date on which the Key Employee's employment is terminated by reason of retirement or mental or physical disability; or (iv)(A) 12 months after the date on which the Key Employee's employment is terminated by reason of the death of the Key Employee, or (B) three months after the date on which the Key Employee shall die if such death shall occur during the three-month period following the termination of the Key Employee's employment by reason of retirement or mental or physical disability. The term "Cause," as used herein, shall mean (w) the Key Employee's willful misconduct or fraud in the performance of his duties under such Key Employee's employment arrangement with the Company, (x) the continued failure or refusal of the Key Employee (following written notice thereof) to carry out any reasonable request of the Board for the provision of services under such Key Employee's employment arrangement with the Company, (y) the material breach by the Key Employee of his employment arrangement with the Company or (z) the entering of a plea of guilty or nolo contendere to or the conviction of the Key Employee for a felony or any other criminal act involving moral turpitude, dishonesty, theft or unethical business conduct. For purposes of this paragraph (d), no act shall be considered willful unless done or omitted to be done not in good faith and without reasonable belief that such action or omission was in the best interest of the Company.

         (e) Incentive Stock Options. All terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of
     Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

         (f) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or such minimal cash consideration as may be required by applicable law.

         (g) Limits on Transfer of Options. Subject to Code Section 422, no Option and no right under any such Option, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Option upon the death of the Participant. Each Option, and each right under any such Option, shall be exercisable during the Participant's lifetime, only by the Participant or, if permissible under applicable law with respect to any Option that is not an Incentive Stock Option, by the Participant's guardian or legal representative. No Option and no right under any such Option, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

         (h) Term of Options. Except as set forth in Section 6(b) and Section 7, the term of each Option shall be for such period as may be determined by the Committee.

         (i) Share Certificates. All certificates for Shares or other securities of the Company delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other restrictions of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 7.        OPTIONS AWARDED TO NON-EMPLOYEE DIRECTORS

     Each Non-Employee Director who was a member of the Board on the Effective Date (defined hereafter) shall automatically be granted on such date a Non-Qualified Stock Option to purchase 5,000 Shares, subject to all of the provisions of the Plan. Each person who is either elected or appointed a Non-Employee Director, and who has not previously received a grant of Non-Qualified Stock Options pursuant to the Plan, shall automatically be granted a NonQualified Stock Option to purchase 5,000 Shares on the date of their appointment or election, subject to the provisions of the Plan. In addition, each Non-Employee Director who is a member of the Board on April 30 of a year during the term of the Plan beginning in calendar year 1998 shall automatically be granted a Non-Qualified Stock Option to purchase 2,500 Shares on May 1 of the following year. All Options granted pursuant to this Section 7 shall (a) be at an exercise price per Share equal to 100% of the Fair Market Value of a Share on the date of the grant; (b) have a term of 10 years; (c) terminate (i) thirty (30) days after termination of a Non-Employee Director's service as a director of the Company for any reason other than retirement or mental or physical disability or death, (ii) thirty (30) days after the date the Non-Employee Director ceases to serve as a director of the Company due to retirement or physical or mental disability, or in the discretion of the Committee up to one year after the date the Non-Employee Director ceases to serve as a director of the Company due to retirement or physical or mental disability or (iii)(A) 12 months after the date the Non-Employee Director ceases to serve as a director due to the death of the Non-Employee Director or
(B) three months after the death of the Non-Employee Director if such death shall occur during the three month period following the date the Non-Employee Director ceased to serve as a director of the Company due to physical or mental disability; and (d) be otherwise on the same terms and conditions as all other Options granted pursuant to the Plan.

SECTION 8.        AMENDMENT AND TERMINATION

     Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Option Agreement or in the Plan:

     (a) Amendments to the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board, but no amendment without the approval of the shareholders of the Company shall be made if shareholder approval would be required under Section 162(m) of the Code, Section

422 of the Code, Rule 16b-3 or any other law or rule of any governmental authority, stock exchange or other self-regulatory organization to which the Company is subject. Neither the amendment, suspension or termination of the Plan shall, without the consent of the holder of such Option, alter or impair any rights or obligations under any Option theretofore granted.

     (b) Adjustments of Options Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Options in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent enlargement of the benefits or potential benefits to be made available under the Plan.

     (c) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 9.        ELECTION TO HAVE SHARES WITHHELD

     (a) In combination with or in substitution for cash withholding or any other legal method of satisfying federal and state withholding tax liability, a Participant may elect to have Shares withheld by the Company or to have Shares sold in a broker-assisted transaction in order to satisfy federal and state withholding tax liability (a "share withholding election"), provided (i) the Committee shall have adopted procedures providing for a withholding election; and (ii) the share withholding election is made on or prior to the date on which the amount of withholding tax liability is determined (the "Tax Date"). If a Participant elects within thirty (30) days of the date of exercise to be subject to withholding tax on the exercise date pursuant to the provisions of
Section 83(b) of the Code, then the share withholding election may be made during such thirty (30) day period. Notwithstanding the foregoing, a holder whose transactions in Common Stock are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, may make a share withholding election only if the following additional conditions are met: (i) the share withholding election is made no sooner than six (6) months after the date of grant of the Option, except, however, such six (6) month condition shall not apply if the Participant's death or disability (as shall be determined by the Committee) occurs within such six (6) month period; and (ii) the share withholding election is made (x) at least six (6) months prior to the Tax Date, or (y) during the period beginning on the third business day following the date of release of the Company's quarterly or annual financial results and ending on the twelfth business day following such date.

     (b) A share withholding election shall be deemed made when written notice of such election, signed by the Participant, has been hand delivered or transmitted by registered or certified mail to the Secretary of the Company at its then principal office. Delivery of said notice shall constitute an irrevocable election to have Shares withheld.

     (c) If a Participant has made a share withholding election pursuant to this Section 9, and (i) within thirty (30) days of the date of exercise of the Option, the Participant elects pursuant to the provisions of Section 83(b) of the Code to be subject to withholding tax on the date of exercise of the Option, then such Participant will be unconditionally obligated to immediately tender back to the Company the number of Shares having an aggregate fair market value (as determined in good faith by the Committee), equal to the amount of tax required to be withheld plus cash for any fractional amount, together with written notice to the Company informing the Company of the Participant's election pursuant to Section 83(b) of the Code; or (ii) if the Participant has not made an election pursuant to the provisions of Section 83(b) of the Code, then on the Tax Date, such Participant will be unconditionally obligated to tender back to the Company the number of Shares having an aggregate fair market value (as determined in good faith by the Committee), equal to the amount of tax required to be withheld plus cash for any fractional amount.

SECTION 10.       VESTING LIMITATION ON INCENTIVE STOCK OPTIONS

     The Fair Market Value of Shares subject to Incentive Stock Options (determined as of the date such Incentive Stock Options are granted) exercisable for the first time by any individual during any calendar year shall in no event exceed $100,000.

SECTION 11.       GENERAL PROVISIONS

     (a) No Rights to Awards. No Key Employee or Consultant shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Key Employees or Consultants or holders or beneficiaries of Options under the Plan. The terms and conditions of Options need not be the same with respect to each recipient.

     (b) No Limit on Other Plans. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) No Right to Employment. The grant of an Option shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Option Agreement.

     (d) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of New York and applicable Federal law.

     (e) Severability. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, such provision shall be deemed void, stricken and the remainder of the Plan and any such Option shall remain in full force and effect.

     (f) No Trust or Fund Created. Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     (g) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

     (h) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision hereof.

SECTION 12.       DEDUCTIBILITY OF COMPENSATION

     Prior to the end of the "reliance period" as defined in Treasury Regulation Section 1.162-27(f)(2), the Committee shall take such actions, if any, that it deems necessary or appropriate so that the compensation element of Non-Qualified

Stock Options will qualify as "qualified performance-based compensation," within the meaning of Treasury Regulation Section 1.162-27(e).

SECTION 13.       EFFECTIVE DATE OF THE PLAN

     The Plan is effective as of the closing of the Company's initial public offering (the "Effective Date").

SECTION 14.       TERM OF THE PLAN

     The Plan shall continue until the earlier of (i) the date on which all Options issuable hereunder have been issued, (ii) the termination of the Plan by the Board or (iii) March 4, 2007. However, unless otherwise expressly provided in the Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Option or to waive any conditions or rights under any such Option, and the authority of the Board to amend the Plan, shall extend beyond such date.

[FRONT]


                                Preliminary Copy

                               Pivot Rules, Inc.
                                     PROXY
                       Annual Meeting, September 25, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints E. KENNETH SEIFF and JONATHAN MORRIS as Proxies, each with full power to appoint his substitute, and hereby authorizes them to appear and vote as designated below, all shares of Common Stock of Pivot Rules, Inc. held on record by the undersigned on July 29, 1998, at the Annual Meeting of Shareholders to be held on September 25, 1998, and any adjournments thereof.

         The undersigned hereby directs this Proxy to be voted:

1. ELECTION OF DIRECTORS: Nominees: E. Kenneth Seiff, Red Burns, Martin Miller, Mark Patricof and Robert G. Stevens (Mark only one of the following boxes.)

             |_| VOTE FOR ALL NOMINEES LISTED ABOVE, EXCEPT VOTE WITHHELD AS TO
                 THE FOLLOWING NOMINEES (IF ANY): __________________

             |_| VOTE WITHHELD FROM ALL NOMINEES.


2.       PROPOSAL TO RATIFY THE CORPORATION'S 1997 STOCK OPTION PLAN, AS
         AMENDED.

           |_|  FOR              |_|  AGAINST                      |_|  ABSTAIN

3. PROPOSAL TO APPROVE THE AMENDMENT TO THE CORPORATION'S RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION.

           |_|  FOR              |_|  AGAINST                      |_|  ABSTAIN

4.       PROPOSAL TO RATIFY THE APPOINTMENT OF THE CORPORATION'S INDEPENDENT
         AUDITORS.

           |_|  FOR              |_|  AGAINST                      |_|  ABSTAIN

5. IN THEIR DISCRETION, THE NAMED PROXIES MAY VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

The undersigned acknowledges receipt of the accompanying Proxy Statement dated August __, 1998.

[BACK]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THE PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

                             Date:
                                  --------------------------------------------


                             -------------------------------------------------
                                         Signature of shareholder


                             -------------------------------------------------
                                         Signature if held jointly

                             NOTE: PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF A CORPORATION OR PARTNERSHIP, PLEASE SIGN IN CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED PERSON.